                                                                    EXHIBIT 99.1

                                     CONSENT
                                     -------

     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement\Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.

       By:/s/ Leonard S. Simon                 Dated: August 7, 1997
          -------------------------
            Leonard S. Simon

       By:/s/ Michael P. Morely                Dated: August 7, 1997
          -------------------------
            Michael P. Morely

       By:/s/ Ronald G. Poe                    Dated: August 7, 1997
          -------------------------
            Ronald G. Poe

       By:/s/ John P. Tierney                  Dated: August 7, 1997
          -------------------------
            John P. Tierney